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                                                                 Exhibit 10.82


                             SUBORDINATED PROMISSORY NOTE

$5,000,000.00                                               AUGUST 18, 1994

     1. FOR VALUE RECEIVED, RENAISSANCE COSMETICS, INC., a Delaware corporation formerly known as C.P. Holding Corp. (the "Company"), promises to pay to the order of Triumph-Connecticut Limited Partnership, a Connecticut limited partnership, whose business address is 60 State Street, Boston, Massachusetts 02109 or its successors or assigns (the "Payee"), at the address set forth above or at such other address as the Payee may hereafter notify the company in writing, the principal sum of FIVE MILLION DOLLARS ($5,000,000.00), together with interest at the rate provided below, to be paid as follows, subject to the subordination and other provisions hereof:

          (a) The Company shall pay the entire outstanding principal amount of this note (plus all accrued interest to date) on the Maturity Date (as defined below). The "Maturity Date" shall mean the earlier to occur of (i) the closing of an initial public offering of the common stock of Cosmar Corporation, a Delaware corporation formerly known as C.P. Cosmetics, Inc.(the "Buyer"), the Company and any parent thereof or successor thereto,
(ii) the sale or other transfer of all or substantially all of the common stock or assets of the Buyer or the Company and any parent thereof or successor thereto (other than a reorganization, merger or other similar event where the Company is the survivor or the survivor is an affiliate or under common control with the Company, (iii) upon the sale or other transfer by Kidd, Kamm Equity Partners, L.P. ("KKEP") and any affiliate or parent thereof or successor thereto of any shares of common stock of the Buyer or the Company and any parent thereof or successor thereto other than (x) any transfer to any principal or affiliate of KKEP including its limited partners
(y) or the transfer (inter vivos or testamentary) of all or part of the shares held by that principal or affiliate to his or her spouse, children, or a trust for the benefit of his or her spouse or children; and (iv) the eighth anniversary of the date hereof.

          (b) Interest shall accrue on the outstanding principal amount of this note from the date hereof, and on the Maturity Date all such accrued and unpaid interest shall be due and payable by the Company. Interest shall accrue and unpaid interest shall be due and payable by the company. Interest shall accrue on the basis of simple annual compounding for the number of days outstanding over a year of 365 days beginning on the date hereof, and in any year interest shall be accrued on that basis (i.e., interest shall accrue only with respect to principal outstanding and not with respect to prior accrued but unpaid interest) at the following rates:

          (i) until the third anniversary of the date of this note, eight percent per annum;

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          (ii)   beginning on the third anniversary and until the fourth
anniversary of the date of this note, nine percent per annum;

          (iii) beginning on the fourth anniversary and until the fifth anniversary of the date of this note, ten percent per annum; and

          (iv) beginning on the fifth anniversary and until the principal amount hereunder is paid in full, eleven percent per annum.

          (c) This note (including all accrued interest) may be prepaid by the Company, in whole or in part, at any time, without premium or penalty, if and to the extent that the Company shall be permitted to make such prepayments under the terms of the Superior Indebtedness (as hereinafter defined).

     2. This note is issued as payment of the purchase price being paid by the Company pursuant to an agreement for the purchase and sale of the assets of Cosmar Corporation and Precision Molded Plastics, Inc. and related transactions dated as of May 19, 1994 (the "Purchase and Sale Agreement"), entered into by the Company, the Buyer, the Payee and others.

     3. This note is subordinate and junior in right of payment, as provided below, to all indebtedness other than trade debt of the Company (including its contingent obligations in respect of such indebtedness of the Buyer), including, but not limited to, principal, interest, fees, penalties, indemnities, "post-petition" interest in bankruptcy (whether or not allowed by law) of the Company and the Buyer, letters of credit, interest rate caps and collars and the like, and any and all renewals, extensions, restatements or refinancings thereof, to any lender which is a bank, insurance company, financing institution, finance company or other institutional lender (all such lenders together with any other holder of Superior Indebtedness (as defined below), hereinafter called the "Lenders"), whether now existing or hereafter created, and including for the purposes of this note, but without limitation, the obligations of the Company under notes or other securities or instruments being issued (whether or not to an institutional lender) to finance the purchase of assets contemplated under the Purchase and Sale Agreement and the direct or contingent obligations of the Company to any lender who provides the Company or the Buyer with a revolving credit and/or term debt facility (all of said indebtedness hereinafter called "Superior Indebtedness"). This note shall not be subordinate to obligations of the Company to the other "Notes" (as defined in the Purchase and Sale Agreement) being delivered in connection with the closing under the Purchase and Sale Agreement) all of which shall be parri passu with each other as to all rights hereunder, and shall be senior to other "seller notes" issued by the company or the Buyer after the date hereof. "Seller notes" shall mean notes issued by the Company or the Buyer as part of the purchase price due to the seller of a business or other asset to the Company, the Buyer or a direct or indirect subsidiary of the Company or the Buyer.

     4. (a) The payment of all amounts (including principal, interest, fees, penalties and indemnities) owing in respect of this note are hereby expressly subordinated, to the extent and in the

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manner hereinafter set forth, to the prior payment in full of all Superior
Indebtedness. The provisions of this section 4 shall constitute a continuing offer to all person who, in reliance upon such provisions, become holders of, or continue to hold, Superior Indebtedness, and such provisions are made for the benefit of the holders of Superior Indebtedness, and such provisions are made for the benefit of the holders of Superior Indebtedness, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

          (b) Upon the maturity of any Superior Indebtedness, whether at stated maturity, by acceleration or otherwise, all amounts owing in respect thereof shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holder or holders of such Superior Indebtedness, before any payment is made on account of the principal of, or interest on, or any amount otherwise owing in respect of, this note.

          (c) Upon the happening of any default or event of default under the documents evidencing the Superior Indebtedness, unless and until such default shall have been cured or waived in writing, no payment shall be made with respect to this note.

          (d)  (i)    In the event that, notwithstanding the preceding
provisions, the Company shall make any payment on account of the principal of, or interest on, or amounts otherwise owing in respect of, this note, at a time when payment is not permitted by said provisions, such payment shall be held by the Payee in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Superior Indebtedness or their representative or representatives under the agreements pursuant to which the Superior Indebtedness may have been issued, as their respective interests may appear, for application pro rate to the payment of all Superior Indebtedness remaining unpaid to the extent necessary to pay all Superior Indebtedness in full in accordance with terms of such Superior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Superior Indebtedness.

               (ii) Anything to the contrary in the section 4(d) notwithstanding, if no Superior Indebtedness shall have been accelerated by the holder thereof with written notice of such acceleration given by the holder or the Company to the Sellers' Representative (as defined in the Purchase and Sale Agreement), then on the Maturity Date the principal and interest outstanding under this note shall be paid in full and any and all payments made pursuant to this subparagraph (ii) shall not be subject in any respect or at any time to subparagraph (i) of this paragraph (d).

          (e) Upon any distribution of assets of the Company upon any dissolution, winding up or liquidation of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

               (i) the holders of all Superior Indebtedness shall first be entitled to receive payment in full of all amounts due thereon in cash before the Payee is entitled to receive any

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payment on account of the principal of, or interest on, or any other amount owing in respect of, this note;

               (ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Payee would be entitled except for the provisions hereof, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Superior Indebtedness or their representative or representatives under the agreements pursuant to which the Superior Indebtedness may have been issued, to the extent necessary to make payment in full in cash of all Superior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Superior Indebtedness; and

               (iii) in the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Payee on account of principal of, or interest on, or other amounts due on, this note before all Superior Indebtedness is paid in cash in full, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of the Superior Indebtedness remaining unpaid or unprovided for or their representative or representatives under the agreements pursuant to which the Superior Indebtedness may have been issued, for application to the payment of such Superior Indebtedness until all such Superior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Superior Indebtedness.

          Without in any way modifying the provisions hereof or affecting the subordination effected hereby if such notice is not given, the Company shall give prompt written notice to the Payee of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon any assignment for the benefit of creditors or otherwise).

          (f) Subject to the prior payment in full of all Superior Indebtedness, the Payee shall be subrogated to the rights of the holders of Superior Indebtedness to receive payments or distributions of assets of the Company applicable to the Superior Indebtedness until all amounts owing on this note shall be paid in full, and for the purpose of such subrogation no payments or distribution to the holders of the Superior Indebtedness by or on behalf of the Company or by or on behalf of the Payee by virtue of the provisions hereof which otherwise would have been made to the Payee shall, as between the Company, its creditors other than the holders of Superior Indebtedness, and the Payee, be deemed to be payment by the Company to or on account of the Superior Indebtedness, it being understood that the provisions hereof are, and are intended solely for the purpose of, defining the relative rights of the Payee, on the one hand, and the holders of the Superior Indebtedness, on the other hand.

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          (g)  Nothing contained in this section 4 is intended to or shall impair, as between the Company and the Payee, the obligation of the Company to pay to the Payee the principal of and interest on this note as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of the Payee and creditors of the Company other than the holders of the Superior Indebtedness, nor except as provided herein shall anything herein prevent the payee from exercising all remedies otherwise permitted by applicable law, subject to the rights, if any, under the provisions hereof of the holders of Superior Indebtedness in respect of cash, property, or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in the provisions hereof, the Payee shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending or a certificate of the liquidating trustee or agent or other person making any distribution to the Payee, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Superior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to the provisions hereof.

          (h) No right of any present or future holders of any Superior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act in good faith by any such holders, or by any noncompliance by the Company with the terms and provisions of this note, regardless of any knowledge thereof with which any such holders may have or be otherwise charged. The holders of the Superior Indebtedness may, without in any way affecting the obligations of the Payee with respect thereto, at any time or from time to time in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew, replace or alter, any Superior Indebtedness, or amend, modify or supplement any agreement or instrument governing or evidencing such Superior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Superior Indebtedness, including, without limitation, the waiver of default thereunder and the release of any collateral securing such Superior Indebtedness, all without notice to or assent from the Payee.

          (i) Without in any way modifying the provisions of this section 4 or affecting the subordination effected hereby if such notice is not given (other than section 4(d)), the Company shall give the Payee prompt written notice of any maturity or event of default of Superior Indebtedness after which such Superior Indebtedness remains unsatisfied.

     5. If any of the following events (each herein called an "Event of Default") shall occur and be continuing:

          (a) If the Company shall default in the payment (whether or not such payment is prohibited by the terms of any Superior Indebtedness) of (i) any part of the principal of or interest on this note when the same shall become due and payable, whether at maturity or at a date fixed for

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prepayment or by acceleration or otherwise, and such default in the payment of principal or interest shall have continued for two business days; or

          (b) If the Company shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debt; or if a receiver or trustee shall be appointed for the Company or for substantially all of its assets and, if appointed without its consent, such appointment is not discharged or stayed within 60 days of appointment, or if proceedings under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors are instituted by or against the Company and, if contested by it, are not dismissed or stayed within 60 days of institution; or if the Company takes corporate action in furtherance of any of the foregoing; or

          (c) If the Company shall default in its obligations under section 7 and the default shall continue for 30 days after written notice;

then and in each such event the Payee may at any time (unless all Events of Default shall theretofore have been remedied) at its, his or her option, but subject to the subordination provisions of this note, by written notice to the Company, declare this note in writing to be due and payable, whereupon the same shall forthwith mature and become due and payable, without presentment, demand, protest or notice, all of which are hereby waived.

     6. Until this note is paid in full, the Company shall provide the Payee with quarterly financial statements of the Company and the Buyer concurrently with providing such financial statements to the bank or other institutional lenders of the Company or the Buyer.

     7. Until this note is paid in full, neither the Company nor the Buyer shall make any distribution or pay any dividend or interest in respect of any of its equity or any debt instrument that by its terms is junior and subordinated to this note unless and until all accrued interest hereunder has been paid or while any default hereunder has occurred and is continuing. the foregoing shall not apply to divided and liquidation payments in respect of:
(i) up to 10,000 shares of the company's series of cumulative exchangeable preferred stock being issued by the Company as of the date of this note; (ii) additional shares of said series that are hereafter issued as a stock dividend on the shares referred to in (i) above or on any such additional shares; and (iii) subject to the next sentence, any shares of said series (or any other class or series of preferred stock of the Company) issued by the company in exchange for shares in (i) and (ii). Clause (iii) in the preceding sentence is subject to the following conditions; (A) no other consideration may be transferred in the exchange; and (B) the aggregate dividend and the aggregate liquidation preference of the new shares may be no greater than the aggregate dividend and the aggregate liquidation preference of the shares being exchanged). Notwithstanding anything to the contrary in this Note, the first sentence of this Section 7 shall not apply to cash dividend payments with respect to preferred stock issued by the Company subsequent to December 31, 1995.

     8. In case any one or more Events of Default shall occur and be continuing, the Payee, subject to the subordination provisions of this note (including without limitation, sections 3 and 4),

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may proceed to protect and enforce his, her or its rights by an action at law, suit in equity or other appropriate proceeding.

     9. The holder of this note acknowledges and agrees that the Lenders have relied upon and will continue to rely upon, and are third-party beneficiaries of, the subordination provisions set forth herein in purchasing the debt and other securities of the Company and in making loans and otherwise extending credit to the Company and the Buyer and any parent or successor thereto.

     10. The Lenders shall not be prejudiced in their right to enforce the subordination provisions contained herein in accordance with the terms hereof by any act or failure to act on the part of the company, except as provided in section 4(d)(ii).

     11. The subordination provisions contained herein are for the benefit of the Lenders and may not be rescinded, canceled, amended or modified in any way without the prior written consent thereto of such Lenders as shall then be holding Superior Indebtedness.

     12. Notwithstanding any inconsistent term of this note, no holder of this note shall, prior to the Maturity Date, unless the holder hereof is entitled to accelerate the indebtedness hereunder, have any right to institute any proceeding to enforce any indebtedness evidenced by this note or to institute any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Company.

     13. If the entire principal amount is not paid in full on the Maturity Date, the remaining unpaid principal shall thereafter bear interest at the rate of ten percent (10%) per annum until paid in full. The provisions of this section shall not limit the Payee's right to compel prompt performance hereunder or to exercise any other remedy available at law or in equity.

     14. If the Payee refers this note to an attorney to enforce any provision hereof, or as a consequence of any default hereunder, with or without the filing of any legal action or proceeding, the Company shall pay to the Payee upon demand the amount of all attorneys' fees, costs and other expenses incurred by the Payee in connection therewith, with interest thereon from the date of demand at the rate applicable to the principal balance of this note.

     15. No delay or omission of the Payee in exercising any right or power arising in connection with any default shall be construed as a waiver or, as an acquiescence therein, nor shall any single or partial exercise thereof preclude any further exercise thereof. The Payee may, at its option, waive any of the conditions herein and no such waiver shall be deemed to be a waiver of the Payee's rights hereunder, but rather shall be deemed to have been made in pursuance of this note and not in modification thereof. No waiver of any default shall be construed to be a waiver of or acquiescence in or consent to any preceding or subsequent default.

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     16.  In case any one or more of the provisions contained in this note should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     17. All notices, requests and demands to or upon the Payee hereof or the Company shall be given by personal delivery or by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

               If to the Company, to:

               Renaissance Cosmetics, Inc.
               635 Madison Avenue
               New York, New York  10022
               Attention:  Chief Financial Officer

               with a copy to:

               Edward R. Mandell, Esq.
               Parker Chapin Flattau & Klimpl, LLP
               1211 Avenue of the Americas
               New York, New York  10036

               If to the Payee, to the address set forth above, with a copy to:

               E. Mark Noonan
               Triumph-Connecticut Limited Partnership
               60 State Street
               Boston, Massachusetts  02109

All such notices and other communications shall be deemed given or delivered when received, or five days after mailing, whichever occurs first.

     18. Upon surrender of this note for cancellation by the Payee, the Company will, at Payee's expense, reissue one or more notes in denominations (but not less than $200,000) requested by Payee, aggregating not more than the principal amount of this note, provided that such transfer and issuance is, in the Company's reasonable opinion, not in violation of applicable federal or state securities law.

     19. This note shall be governed by and construed in accordance with the laws of the State of Connecticut and all disputes arising hereunder or in connection therewith shall be heard exclusively in the County of Hartford and the parties hereto consent to personal jurisdiction of the

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courts, state and federal, in such county.  In the event this note is transferred by Triumph-Connecticut Limited Partnership, then this note shall be governed by and construed in accordance with the laws of the State of New York and all disputes arising hereunder or in connection therewith shall be heard exclusively in the County of New York and the parties consent to the personal jurisdiction of the courts, state and federal in such county as aforesaid.

     20. This note may not be modified, amended or changed except in writing signed by both parties hereto.

     21. This note has been issued in substitution of and to replace four promissory notes aggregating $5,000,000 in principal amount, with each note dated August 18, 1994 and which notes were issued by the Company under the Purchase and Sale Agreement described in Section 2 hereof.

                                       RENAISSANCE COSMETICS, INC.


                                   By:
                                       -------------------------------------
                                        Name:
                                        Title:



Agreed and Accepted:

TRIUMPH-CONNECTICUT LIMITED PARTNERSHIP


By:
   -------------------------------------
     Name:
     Title:


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